UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2012 (July 18, 2012)

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)

Colorado	000-1-7325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1440, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(713) 626-4700

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On July 18, 2012, ERHC Energy Inc. (the “Company”) issued a news release announcing the Government of the Republic of Chad has issued an Exclusive Exploration Authorization (EEA) to ERHC in respect to the three blocks covered by ERHC’s Production Sharing Contract (PSC) in Chad. The news release further announced that ERHC’s analysis has determined that the Company’s Chari-Ouest III and BDS 2008 Blocks fall within the prolific Doba/Doseo Basin. ERHC’s preliminary projections suggest the likelihood of at least three prospects with a reasonable chance of success on ERHC’s blocks. If ERHC’s preliminary projections hold, the Company believes that the combined mean potential may be up to be 63 MMBOE and the upside exceeding 332 MMBOE.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit number	Description
99.1	News release issued July 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated : July 18, 2012	By:	/s/ Peter Ntephe
Name: Peter Ntephe
Title: Chief Executive Officer